                                                                  [Pioneer Logo]

Pioneer
Growth Shares

SEMIANNUAL REPORT 6/30/00

 Table of Contents
--------------------------------------------------------------------------------


Letter from the Chairman                                                1

Portfolio Summary                                                       2

Performance Update                                                      3

Portfolio Management Discussion                                         7

Schedule of Investments                                                10

Financial Statements                                                   13

Notes to Financial Statements                                          21

Trustees, Officers and Service Providers                               25

Programs and Services for Pioneer Shareowners                          26

Retirement Plans from Pioneer                                          28

Pioneer Growth Shares
--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 6/30/00
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

For over a year, the Federal Reserve has been trying to suppress inflationary pressures and restrain economic growth in the U.S. by raising short-term interest rates. Because they represent increased costs, higher interest rates cut into corporate profits.

With the possibility of a slowing economy and an uncertain profit outlook overhanging the stock market, investors shifted from sector to sector in the first half of 2000, looking for attractive opportunities. Heightened stock market volatility was the result. Bonds also lost luster, because existing, lower-paying issues could not compete with the higher rates that now prevail. By summer, we began to see evidence that the Fed's tactics were having some impact, as key statistics hinted at a contraction of the economy's growth rate.

Volatile markets should not sidetrack your plans for dealing with your essential financial goals. Whatever your long-range needs may be - money for a child's education, funding a comfortable retirement, or some other cherished objective - those needs remain in place no matter what the market may do this week or next month. For that reason, it makes sense to focus your investment strategy beyond interim ups and downs.

Mid-year is a good time to talk to your financial representative to review what has been happening and to make sure your strategy is intact. Part of that discussion should be devoted to your portfolio's diversification. Do you have a blend of stocks and bonds that you are comfortable with and that can help you meet your goals? Or is it time to make adjustments? Be sure to include your IRAs and other retirement vehicles when you evaluate your overall portfolio.

I hope you will take time to read the following discussion with Jeff Poppenhagen, the portfolio manager of Pioneer Growth Shares. It's an excellent way to understand the Fund's performance during the past six months and to learn what the manager's expectations are for the months ahead. If you want more information about your Fund or Pioneer you can visit our web site at www.pioneerfunds.com.

Respectfully,


/s/ John F. Cogan, Jr.
----------------------
John F. Cogan, Jr.
Chairman and President

Pioneer Growth Shares
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/00
--------------------------------------------------------------------------------

P o r t f o l i o   D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[Plot Points for Pie Chart]

Depositary Receipts for International Stocks 3%
Short-Term Cash Equivalents 5%
U.S. Common Stocks 92%

[End Pie Chart]


S e c t o r   D i s t r i b u t i o n
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[Plot Points for Pie Chart]

Communication Services 2%
Basic Materials 4%
Healthcare 9%
Capital Goods 11%
Consumer Cyclicals 12%
Financial 14%
Technology 17%
Consumer Staples 31%

[End Pie Chart]


1 0   L a r g e s t   H o l d i n g s
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

-----------------------------------------------------------------------------------------
  1. Infinity Broadcasting Corp.        7.74%      6. Progressive Corp.             4.98%
-----------------------------------------------------------------------------------------
  2. Sealed Air Corp.                   6.92       7. American Tower Corp.          4.80
-----------------------------------------------------------------------------------------
  3. Berkshire Hathaway, Inc.           6.40       8. Wrigley (Wm.) Jr. Co.         4.73
     (Class A)
-----------------------------------------------------------------------------------------
  4. Dollar General Corp.               6.19       9. Linear Technology Corp.       4.19
-----------------------------------------------------------------------------------------
  5. Walgreen Co.                       5.53      10. McDonald's Corp.              4.04
-----------------------------------------------------------------------------------------

Fund holdings will vary for other periods.

Pioneer Growth Shares
-------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/00                                       CLASS A SHARES
-------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                    6/30/00         12/31/99
                              $19.90          $20.16

 Distributions per Share      Income          Short-Term          Long-Term
 (12/31/99-6/30/00)           Dividends       Capital Gains       Capital Gains
                                  -                -                   -

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares at public offering price, compared to the growth of the Standard & Poor's 500 Index and the Russell 1000 Index.

Average Annual Total Returns*
(As of June 30, 2000)

             Net Asset     Public Offering
  Period       Value           Price
 10 Years      16.21           15.52
  5 Years      23.80           22.35
  1 Year       -4.08           -9.59

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[Plot Points for Class A Mountain Chart]

Growth of $10,000


                 Pioneer   Standard & Poor's   Russell
                 Growth    500 Index           1000
                 Shares*                       Index
6/30/90           9425         10000           10000
6/91              8866         10738           10758
                  9689         12174           12345
                 12092         13825           14321
6/94             10572         14025           12329
                 14558         17673           17978
                 17520         22253           22699
6/97             26284         29960           39074
                 37034         38980           30022
                 44134         47826           47641
6/00             42334         51279           52047

[End Plot Points]

The Fund adopted its current name and investment adviser (Pioneer Investment Management, Inc.) on December 1, 1993. Prior to that date, the Fund's name was Mutual of Omaha Growth Fund, Inc., and its investment adviser was Mutual of Omaha Fund Management Company.

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Index is an unmanaged measure of the 1,000 largest stocks, based on market capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Shares
-------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/00                                       CLASS B SHARES
-------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
-------------------------------------------------------------------------------

 Net Asset Value
 per Share                    6/30/00         12/31/99
                              $ 18.99         $ 19.31

 Distributions per Share      Income          Short-Term          Long-Term
 (12/31/99-6/30/00)           Dividends       Capital Gains       Capital Gains
                                   -               -                    -

I n v e s t m e n t   R e t u r n s
-------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard & Poor's 500 Index and the Russell 1000 Index.

Average Annual Total Returns
(As of June 30, 2000)

                             If          If
  Period                    Held      Redeemed*
  Life-of-Fund              23.23%      23.15%
  (4/28/95)
  5 Years                   22.87       22.78
  1 Year                    -4.77       -8.27

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[Plot Points for Class B Mountain Chart]

Growth of $10,000

                 Pioneer   Standard & Poor's   Russell
                 Growth    500 Index           1000
                 Shares*                       Index
4/28/95          10000         10000           10000
6/95             10537         10653           10659
                 11825         12186           12255
                 12604         13414           13457
                 14897         14977           15005
                 18766         18060           17799
12/97            21265         19968           19935
                 26222         23497           23165
                 28168         25663           25322
                 30999         28830           28244
                 30017         31050           30617
6/00             29420         30911           30856

[End Plot Points]

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Index is an unmanaged measure of the 1,000 largest stocks, based on market capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Shares
-------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/00                                       CLASS C SHARES
-------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
-------------------------------------------------------------------------------

 Net Asset Value
 per Share                    6/30/00         12/31/99
                              $19.12          $19.45

 Distributions per Share      Income          Short-Term          Long-Term
 (12/31/99-6/30/00)           Dividends       Capital Gains       Capital Gains
                                   -               -                    -

I n v e s t m e n t   R e t u r n s
-------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard & Poor's 500 Index and the Russell 1000 Index.

Average Annual Total Returns
(As of June 30, 2000)

                    If          If
  Period           Held      Redeemed*
  Life-of-Fund    23.06%      23.06%
  (1/31/96)
  1 Year          -4.83       -4.83

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[Plot Points for Class C Mountain Chart]

Growth of $10,000

                 Pioneer   Standard & Poor's   Russell
                 Growth    500 Index           1000
                 Shares*                       Index
1/31/96          10000         10000           10000
                 10228         10203           10221
                 10627         10660           10638
                 11239         10987           10985
                 12561         11902           11861
                 12833         12223           12045
6/97             15889         14352           14070
                 17748         15426           15444
                 18017         15868           15758
                 20784         18076           17865
                 22219         18673           18311
                 19541         16818           16423
12/98            23881         20393           20016
                 25954         21407           20841
                 26303         22910           22326
                 23315         21482           20852
                 25464         24675           24202
                 25818         25236           25258
6/00             25019         24032           24390

[End Plot Points]

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Index is an unmanaged measure of the 1,000 largest stocks, based on market capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Shares

-------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/00                                       CLASS Y SHARES
-------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
-------------------------------------------------------------------------------

 Net Asset Value
 per Share                    6/30/00         12/31/99
                              $20.32          $20.37

 Distributions per Share      Income          Short-Term          Long-Term
 (12/31/99-6/30/00)           Dividends       Capital Gains       Capital Gains
                                   -               -                    -

I n v e s t m e n t   R e t u r n s
-------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard & Poor's 500 Index and the Russell 1000 Index.

Average Annual Total Returns*
(As of June 30, 2000)

                    If          If
  Period           Held      Redeemed
  Life-of-Fund     8.58%       8.58%
  (4/30/98)
  1 Year          -2.59       -2.59

*  Assumes reinvestment of distributions.

[Plot Points for Class Y Mountain Chart]

Growth of $10,000

                 Pioneer   Standard & Poor's   Russell
                 Growth    500 Index           1000
                 Shares*                       Index
4/30/98          10000         10000           10000
                 10269         10237           10146
                  9052          9220            9818
12/98            11102         11180           11090
                 12092         11736           11121
                 12288         12560           12370
9/99             10934         11777           11880
                 12000         13527           12330
                 12295         13835           12826
6/00             11970         13467           13514

[End Plot Points]

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Index is an unmanaged measure of the 1,000 largest stocks, based on market capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Shares
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/00
--------------------------------------------------------------------------------

Equity markets exhibited great volatility during the first six months of 2000, with technology stocks leading a rally during the first quarter, only to fall sharply during the second three-month period. The following is an interview with Jeffrey B. Poppenhagen, the portfolio manager of Pioneer Growth Shares. Mr. Poppenhagen discusses the events and factors that influenced your Fund's performance over the recent six-month period.

Q: How would you characterize the Fund's performance during the six-month period?

A: The Fund's defensive positioning helped it avoid the worst of the technology sell-off during the second quarter. However, our de-emphasis of financial services company stocks, particularly banks and securities firms, was the primary factor in our slight underperformance relative to the benchmark Standard & Poor's 500 Index. For the six-month period, Class A shares returned -1.29% (Class B -1.66% and Class C -1.70%), all at net asset value. In comparison, Standard & Poor's 500 Index returned -0.45%, while the average return of the 414 multi-cap core growth funds tracked by Lipper Inc. was 2.53%. (Lipper is an independent firm that tracks mutual fund performance.)

Q: Despite making modest additions to your technology investments, you have continued to place the greatest emphasis on stocks that seem to entail less risk. Please comment.

A: We believe the stock market has been driven by excessive speculation, primarily in technology stocks but also in leveraged financial services stocks such as the banks and securities firms. We are not sure when it will happen, but we are confident that this excessive speculation will cease and aggressive investments in technology and financial services will suffer. We may even have seen the start of this process during the second quarter of 2000, although it is possible the speculation may continue for a number of months.

   We continue to overweight the portfolio in industries that we think can hold up well - such as convenience stores and pharmacies, consumer staples and property-and-casualty insurance companies - in an effort to shield the portfolio against extreme market volatility. Companies in

Pioneer Growth Shares
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/00                             (continued)
--------------------------------------------------------------------------------

   these industries are more likely to meet the standards of our long-term investment discipline. We like to invest in companies that are well positioned to take advantage of market trends, have competitive advantages that they can defend and have demonstrated an ability to generate superior returns on invested capital. Currently, we are not finding many companies in the technology or financial services sector that meet our investment criteria.

Q: What are some of the companies that do meet your criteria?

A: We have been extremely bullish on Berkshire Hathaway. While most people think of Berkshire Hathaway as an investment company, it remains largely an insurance company that is extremely well capitalized. It has avoided much of the temptation that has lured many property-and-casualty insurers into underwriting business at unprofitable levels. As other property-and-casualty insurers run into trouble because of their past underwriting, Berkshire Hathaway will look very attractive to companies buying insurance. At the same time, the company has about $30 billion in fixed income securities that it can easily redeploy into stocks when equity prices become more attractive. Berkshire Hathaway's Chairman - Mr. Warren Buffett - has rightly characterized the company as "the Fort Knox of capital."

   We also like convenience stores such as Walgreen and Dollar General. The public is time constrained and often looks for convenient outlets to buy basic products. These chains have generated extraordinary returns on invested capital; yet each has established a niche that makes it extremely difficult for new competition. We also are very bullish on Sealed Air, a leader in the packaging industry, even though it has experienced some short-term problems.

Q: Why are you underweighted in technology and leveraged financial services stocks?

A: It is true that the technology industry is transforming the world, but financing of these companies has become little more than a game in which over-valued securities keep being passed along from insiders to speculators willing to pay higher and higher prices. While it makes sense to invest in technology issues, we believe it is wise to limit our exposure to those issues that can meet our standards. With prices

Pioneer Growth Shares
--------------------------------------------------------------------------------

   hitting historical highs, investors have inflated expectations for investment returns and have turned a blind eye to the risk that these types of issues present. Eventually, we believe, the cycle of speculation will collapse. Investors have underestimated how capital-intensive the technology business is, and they have not recognized the effects that factors such as stock options and competition from new technologies will have on future profitability. When we talk about leveraged financial services companies, we are referring primarily to banks and securities firms that rely on leverage - or debt - and whose customers rely on leverage. At a time when economic growth in the United States remains very strong, we already are seeing signs of deteriorating quality in loans. This is a highly ominous signal.

Q: What is your outlook for the future?

A: We think the investment environment will change. While historically we have been bullish about the potential of technology stocks, we believe their stock prices have been driven to excessively high valuations. We will continue to follow what we believe are the basic principles of investing. To that end, we avoid market timing and select only those stocks whose prices reflect the worth of the business. That's why we concentrate the portfolio in solid companies that we think have strong growth potential over the long-term. We believe this investment discipline should bode well for investors.

Pioneer Growth Shares
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/00 (unaudited)
--------------------------------------------------------------------------------

Shares                                                                Value
              COMMON STOCKS - 95.1%
              Basic Materials - 3.5%
              Chemicals (Specialty) - 3.5%
2,044,000     Minerals Technologies, Inc.+                     $ 94,024,000
                                                               ------------
              Total Basic Materials                            $ 94,024,000
                                                               ------------
              Capital Goods - 10.4%
              Electrical Equipment - 3.8%
2,834,500     Molex, Inc. (Non-voting)                         $ 99,207,500
                                                               ------------
              Manufacturing (Specialized) - 6.6%
3,290,100     Sealed Air Corp.*                                $172,318,988
                                                               ------------
              Total Capital Goods                              $271,526,488
                                                               ------------
              Communication Services - 1.8%
              Cellular/Wireless Telecommunications - 1.7%
1,208,500     Crown Castle International Corp.*                $ 44,110,250
                                                               ------------
              Telecommunications (Long-Distance) - 0.1%
   75,000     AT&T Corp.                                       $  2,371,875
                                                               ------------
              Total Communication Services                     $ 46,482,125
                                                               ------------
              Consumer Cyclicals - 11.1%
              Leisure Time (Products) - 0.9%
  619,500     Harley-Davidson, Inc.                            $ 23,850,750
                                                               ------------
              Retail (Discounters) - 5.9%
7,903,750     Dollar General Corp.                             $154,123,125
                                                               ------------
              Services (Commercial & Consumer) - 1.6%
1,158,200     Cintas Corp.                                     $ 42,491,462
                                                               ------------
              Publishing (Newspaper) - 2.7%
1,298,000     News Corporation Ltd. (A.D.R.)                   $ 70,741,000
                                                               ------------
              Total Consumer Cyclicals                         $291,206,337
                                                               ------------
              Consumer Staples - 30.0%
              Beverages (Non-Alcoholic) - 0.8%
  379,000     The Coca-Cola Co.                                $ 21,768,813
                                                               ------------
              Broadcasting (Television/Radio/Cable) - 12.9%
1,737,500     Comcast Corp. (Non-voting)*                      $ 70,368,750
5,290,000     Infinity Broadcasting Corp.*                      192,754,375
1,105,000     MediaOne Group, Inc.*                              73,281,943
                                                               ------------
                                                               $336,405,068
                                                               ------------

10  The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares
--------------------------------------------------------------------------------

Shares                                                            Value
              Foods - 4.5%
1,470,000     Wrigley (Wm.) Jr. Co.                        $117,875,625
                                                           ------------
              Personal Care - 2.7%
2,015,000     The Gillette Co.                             $ 70,399,063
                                                           ------------
              Restaurants - 3.8%
3,051,000     McDonald's Corp.                             $100,492,313
                                                           ------------
              Retail (Drug Stores) - 5.3%
4,277,000     Walgreen Co.                                 $137,665,938
                                                           ------------
              Total Consumer Staples                       $784,606,820
                                                           ------------
              Financial - 13.2%
              Insurance (Multi-Line) - 1.7%
  372,125     American International Group, Inc.           $ 43,724,687
                                                           ------------
              Insurance (Property/Casualty) - 11.5%
    2,962     Berkshire Hathaway, Inc. (Class A)*          $159,355,600
   10,201     Berkshire Hathaway, Inc. (Class B)*            17,953,760
1,675,200     Progressive Corp.                             123,964,800
                                                           ------------
                                                           $301,274,160
                                                           ------------
              Total Financial                              $344,998,847
                                                           ------------
              Healthcare - 8.8%
              Biotechnology - 3.2%
1,601,200     Pharmacia Corp.                              $ 82,762,024
                                                           ------------
              Healthcare (Major Pharmaceuticals) - 5.6%
  692,000     Merck & Co., Inc.                            $ 53,024,500
1,953,000     Pfizer, Inc.                                   93,744,000
                                                           ------------
                                                           $146,768,500
                                                           ------------
              Total Healthcare                             $229,530,524
                                                           ------------
              Technology - 16.3%
              Communications Equipment - 4.6%
2,867,300     American Tower Corp.*                        $119,530,568
                                                           ------------
              Computers (Hardware) - 0.6%
  172,000     Sun Microsystems, Inc.*                      $ 15,641,250
                                                           ------------
              Computers (Peripherals) - 2.0%
  671,000     EMC Corp.*                                   $ 51,625,063
                                                           ------------

The accompanying notes are an integral part of these financial statements.   11

 Pioneer Growth Shares
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/00 (unaudited)                         (continued)
--------------------------------------------------------------------------------

Shares                                                                      Value
                   Computers (Software & Services) - 2.9%
       522,000     Microsoft Corp.*                                $   41,760,000
       418,000     Oracle Corp.*                                       35,138,125
                                                                   --------------
                                                                   $   76,898,125
                                                                   --------------
                   Electronics (Semiconductors) - 5.7%
     1,632,500     Linear Technology Corp.                         $  104,377,968
       659,000     Maxim Integrated Products, Inc.*                    44,770,813
                                                                   --------------
                                                                   $  149,148,781
                                                                   --------------
                   Services (Data Processing) - 0.5%
       340,000     Paychex Inc.                                    $   14,280,000
                                                                   --------------
                   Total Technology                                $  427,123,787
                                                                   --------------
                   TOTAL COMMON STOCKS
                   (Cost $2,283,399,099)                           $2,489,498,928
                                                                   --------------
      Principal
         Amount
                   TEMPORARY CASH INVESTMENTS - 4.9%
                   Commercial Paper - 4.9%
   $26,286,000     American Express Credit Corp., 6.8%, 7/5/00     $   26,286,000
    42,996,000     Citigroup Corp., 6.6, 7/3/00                        42,996,000
    20,013,000     Ford Motor Credit Corp., 6.8%, 7/3/00               20,013,000
    40,000,000     Household Finance Corp., 6.9%, 7/3/00               40,000,000
                                                                   --------------
                   TOTAL TEMPORARY CASH INVESTMENTS
                   (Cost $129,295,000)                             $  129,295,000
                                                                   --------------
                   TOTAL INVESTMENT IN SECURITIES - 100.0%
                   (Cost $2,412,694,099)                           $2,618,793,928
                                                                   --------------

* Non-income producing security.

+ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.

(a) At June 30, 2000, the net unrealized gain on investments, based on cost for federal income tax purposes of $2,415,812,802, was as follows:

      Aggregate gross unrealized gain for all investments in which there
        is an excess of value over tax cost                                                $357,909,145

      Aggregate gross unrealized loss for all investments in which there
        is an excess of tax cost over value                                                (154,928,019)
                                                                                           ------------
      Net unrealized gain                                                                  $202,981,126
                                                                                           ------------

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2000, aggregated $692,298,793 and $1,231,690,321, respectively.


12   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares
--------------------------------------------------------------------------------
BALANCE SHEET 6/30/00 (unaudited)
--------------------------------------------------------------------------------

ASSETS:

  Investments in securities, at value (including temporary cash
    investments of $129,295,000) (cost $2,412,694,099)            $2,618,793,928
  Cash                                                                       408
  Receivables -
   Fund shares sold                                                    2,261,987
   Dividends and interest                                                588,744
  Other                                                                  289,405
                                                                  --------------
    Total assets                                                  $2,621,934,472
                                                                  --------------
LIABILITIES:
  Payables -
   Fund shares repurchased                                        $   88,292,160
  Due to affiliates                                                    3,136,871
  Accrued expenses                                                       421,818
                                                                  --------------
    Total liabilities                                             $   91,850,849
                                                                  --------------
NET ASSETS:
  Paid-in capital                                                 $2,215,244,999
  Accumulated net investment loss                                    (13,526,857)
  Accumulated undistributed net realized gain on investments         122,265,652
  Net unrealized gain on investments                                 206,099,829
                                                                  --------------
    Total net assets                                              $2,530,083,623
                                                                  --------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $1,597,662,387/80,302,493 shares)             $        19.90
                                                                  --------------
  Class B (based on $748,661,912/39,418,874 shares)               $        18.99
                                                                  --------------
  Class C (based on $176,697,379/9,240,621 shares)                $        19.12
                                                                  --------------
  Class Y (based on $7,061,945/347,493 shares)                    $        20.32
                                                                  --------------
MAXIMUM OFFERING PRICE:
  Class A                                                         $        21.11
                                                                  --------------


The accompanying notes are an integral part of these financial statements.   13

Pioneer Growth Shares
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/00

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $7,764)     $5,002,787
  Interest                                                 2,375,486
                                                          ----------
     Total investment income                                            $  7,378,273
                                                                        ------------
EXPENSES:
  Management fees                                         $8,881,202
  Transfer agent fees
   Class A                                                 2,402,113
   Class B                                                 1,477,715
   Class C                                                   412,940
   Class Y                                                       179
  Distribution fees
   Class A                                                 2,153,350
   Class B                                                 4,118,727
   Class C                                                 1,046,804
  Administrative fees                                        217,102
  Custodian fees                                              94,079
  Registration fees                                          209,506
  Professional fees                                           36,846
  Printing                                                   117,120
  Fees and expenses of nonaffiliated trustees                 29,200
  Miscellaneous                                               32,935
                                                          ----------
     Total expenses                                                     $ 21,229,818
     Less fees paid indirectly                                              (324,688)
                                                                        ------------
     Net expenses                                                       $ 20,905,130
                                                                        ------------
      Net investment loss                                               $(13,526,857)
                                                                        ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                      $ 10,062,282
  Change in net unrealized gain on investments                           (60,186,021)
                                                                        ------------
   Net loss on investments                                              $(50,123,739)
                                                                        ------------
   Net decrease in net assets resulting from operations                 $(63,650,596)
                                                                        ------------


14   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/00

                                                      Six Months Ended
                                                           6/30/00          Year Ended
                                                         (unaudited)         12/31/99
FROM OPERATION
Net investment loss                                   $   (13,526,857)   $   (21,360,988)
Net realized gain on investments                           10,062,282        397,120,031
Change in net unrealized gain on investments              (60,186,021)      (208,043,905)
                                                      ---------------    ---------------
  Net increase (decrease) in net assets resulting
    from operations                                   $   (63,650,596)   $   167,715,138
                                                      ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain:
 Class A ($0.00 and $1.68 per share, respectively)    $             -    $  (151,347,954)
 Class B ($0.00 and $1.68 per share, respectively)                  -        (82,025,928)
 Class C ($0.00 and $1.68 per share, respectively)                  -        (24,051,724)
 Class Y ($0.00 and $1.68 per share, respectively)                  -           (827,272)
                                                      ---------------    ---------------
  Total distributions to shareholders                 $             -    $  (258,252,878)
                                                      ---------------    ---------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                      $   395,690,055    $ 2,144,643,799
Reinvestment of distributions                                       -        213,912,396
Cost of shares repurchased                             (1,024,551,520)    (1,313,367,726)
                                                      ---------------    ---------------
  Net increase (decrease) in net assets resulting
    from fund share transactions                      $  (628,861,465)   $ 1,045,188,469
                                                      ---------------    ---------------
  Net increase (decrease) in net assets               $  (692,512,061)   $   954,650,729

NET ASSETS:
Beginning of period                                     3,222,595,684      2,267,944,955
                                                      ---------------    ---------------
End of period (including accumulated net investment
  loss of $13,526,857 and $0, respectively)           $ 2,530,083,623    $ 3,222,595,684
                                                      ---------------    ---------------


The accompanying notes are an integral part of these financial statements.   15

Pioneer Growth Shares
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                 (continued)
--------------------------------------------------------------------------------

                                     '00 Shares       '00 Amount
CLASS A                              (unaudited)      (unaudited)      '99 Shares       '99 Amount
Shares sold                           12,332,289     $ 240,492,586      58,807,247    $1,257,591,854
Reinvestment of distributions                  -                 -       6,407,419       128,532,957
Less shares repurchased              (28,005,616)     (545,769,946)    (38,467,026)     (816,919,754)
                                     -----------     -------------     -----------    --------------
  Net increase (decrease)            (15,673,327)    $(305,277,360)     26,747,640    $  569,205,057
                                     -----------     -------------     -----------    --------------
CLASS B
Shares sold                            4,344,615     $  81,115,571      28,316,480    $  583,380,323
Reinvestment of distributions                  -                 -       3,488,796        67,092,873
Less shares repurchased              (16,289,832)     (301,733,310)    (14,421,654)     (291,705,469)
                                     -----------     -------------     -----------    --------------
  Net increase (decrease)            (11,945,217)    $(220,617,739)     17,383,622    $  358,767,727
                                     -----------     -------------     -----------    --------------
CLASS C
Shares sold                            3,731,063     $  70,815,825      14,394,904    $  297,000,746
Reinvestment of distributions                  -                 -         903,733        17,507,340
Less shares repurchased               (9,361,417)     (174,505,875)     (9,755,376)     (198,630,094)
                                     -----------     -------------     -----------    --------------
  Net increase (decrease)             (5,630,354)    $(103,690,050)      5,543,261    $  115,877,992
                                     -----------     -------------     -----------    --------------
CLASS Y
Shares sold                              162,725     $   3,266,073         315,110    $    6,670,876
Reinvestment of distributions                  -                 -          37,882           779,226
Less shares repurchased                 (130,889)       (2,542,389)       (296,418)       (6,112,409)
                                     -----------     -------------     -----------    --------------
  Net increase                            31,836     $     723,684          56,574    $    1,337,693
                                     -----------     -------------     -----------    --------------

16   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/00
--------------------------------------------------------------------------------

                                                               Six Months
                                                                  Ended
                                                                 6/30/00        Year Ended
                                                               (unaudited)       12/31/99
CLASS A
Net asset value, beginning of period                           $    20.16       $    20.34
                                                               ----------       ----------
Increase (decrease) from investment operations:
 Net investment income (loss)                                  $    (0.05)      $    (0.09)
 Net realized and unrealized gain (loss) on investments             (0.21)            1.59
                                                               ----------       ----------
  Net increase (decrease) from investment operations           $    (0.26)      $     1.50
Distributions to shareholders:
 Net investment income                                               --               --
 Net realized gain                                                   --              (1.68)
                                                               ----------       ----------
Net increase (decrease) in net asset value                     $    (0.26)      $    (0.18)
                                                               ----------       ----------
Net asset value, end of period                                 $    19.90       $    20.16
                                                               ----------       ----------
Total return*                                                       (1.29)%           7.40%
Ratio of net expenses to average net assets+                         1.23%**          1.02%
Ratio of net investment income (loss) to average net assets+        (0.69)%**        (0.41)%
Portfolio turnover rate                                                51%**            48%
Net assets, end of period (in thousands)                       $1,597,662       $1,935,072
Ratios assuming reductions for fees paid indirectly:
 Net expenses                                                        1.20%**          1.00%
 Net investment income (loss)                                       (0.66)%**         0.39%

                                                               Year Ended    Year Ended   Year Ended   Year Ended
                                                                12/31/98      12/31/97     12/31/96     12/31/95
CLASS A
Net asset value, beginning of period                           $    16.35     $  11.71     $  10.12     $   8.85
                                                               ----------     --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                  $    (0.03)    $  (0.03)    $  (0.01)    $   0.03
 Net realized and unrealized gain (loss) on investments              5.40         5.16         2.67         2.58
                                                               ----------     --------     --------     --------
  Net increase (decrease) from investment operations           $     5.37     $   5.13     $   2.66     $   2.61
Distributions to shareholders:
 Net investment income                                               --           --           --          (0.03)
 Net realized gain                                                  (1.38)       (0.49)       (1.07)       (1.31)
                                                               ----------     --------     --------     --------
Net increase (decrease) in net asset value                     $     3.99     $   4.64     $   1.59     $   1.27
                                                               ----------     --------     --------     --------
Net asset value, end of period                                 $    20.34     $  16.35     $  11.71     $  10.12
                                                               ----------     --------     --------     --------
Total return*                                                       33.54%       43.78%       26.95%       29.82%
Ratio of net expenses to average net assets+                         0.95%        0.99%        1.15%        1.23%
Ratio of net investment income (loss) to average net assets+        (0.18)%      (0.25)%      (0.08)%       0.28%
Portfolio turnover rate                                                30%          28%          96%         158%
Net assets, end of period (in thousands)                       $1,408,252     $567,126     $277,598     $215,564
Ratios assuming reductions for fees paid indirectly:
 Net expenses                                                        0.93%        0.97%        1.13%        1.21%
 Net investment income (loss)                                       (0.16)%      (0.23)%      (0.60)%       0.30%

 *Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**Annualized.

 +Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    17

Pioneer Growth Shares
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/00
--------------------------------------------------------------------------------

                                                          Six Months
                                                            Ended
                                                           6/30/00       Year Ended
                                                         (unaudited)      12/31/99
CLASS B
Net asset value, beginning of period                      $  19.31       $  19.70
                                                          --------       --------
Increase (decrease) from investment operations:
 Net investment loss                                      $  (0.18)      $  (0.19)
 Net realized and unrealized gain (loss) on investments      (0.14)          1.48
                                                          --------       --------
  Net increase (decrease) from investment operations      $  (0.32)      $   1.29
Distributions to shareholders:
 Net investment income                                          --             --
 Net realized gain                                              --          (1.68)
                                                          --------       --------
Net increase (decrease) in net asset value                $  (0.32)      $  (0.39)
                                                          --------       --------
Net asset value, end of period                            $  18.99       $  19.31
                                                          --------       --------
Total return*                                                (1.66)%         6.57%
Ratio of net expenses to average net assets+                  2.06%**        1.82%
Ratio of net investment loss to average net assets+          (1.52)%**      (1.21)%
Portfolio turnover rate                                         51%**          48%
Net assets, end of period (in thousands)                  $748,662       $991,818
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                 2.04%**        1.80%
 Net investment loss                                         (1.50)%**      (1.19)%

                                                         Year Ended   Year Ended   Year Ended  4/28/95 to
                                                          12/31/98    12/31/97(a)   12/31/96    12/31/95
CLASS B
Net asset value, beginning of period                      $  16.00     $  11.55     $ 10.07     $  9.68
                                                          --------     --------     -------     -------
Increase (decrease) from investment operations:
 Net investment loss                                      $  (0.07)    $  (0.15)    $ (0.05)    $    --
 Net realized and unrealized gain (loss) on investments       5.15         5.09        2.60        1.73
                                                          --------     --------     -------     -------
  Net increase (decrease) from investment operations      $   5.08     $   4.94     $  2.55     $  1.73
Distributions to shareholders:
 Net investment income                                          --           --          --       (0.03)
 Net realized gain                                           (1.38)       (0.49)      (1.07)      (1.31)
                                                          --------     --------     -------     -------
Net increase (decrease) in net asset value                $   3.70     $   4.45     $  1.48     $  0.39
                                                          --------     --------     -------     -------
Net asset value, end of period                            $  19.70     $  16.00     $ 11.55     $ 10.07
                                                          --------     --------     -------     -------
Total return*                                                32.46%       42.75%      25.97%      18.26%
Ratio of net expenses to average net assets+                  1.74%        1.76%       1.86%       1.90%**
Ratio of net investment loss to average net assets+          (0.95)%      (1.01)%     (0.83)%     (0.25)%**
Portfolio turnover rate                                         30%          28%         96%        158%
Net assets, end of period (in thousands)                  $669,496     $163,955     $31,286     $14,019
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                 1.71%        1.72%       1.84%       1.84%**
 Net investment loss                                         (0.92)%      (0.97)%     (0.81)%     (0.19)%**

(a)The per share data presented above is based upon the average shares outstanding for the period presented.

  *Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

 **Annualized.

  +Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   18

Pioneer Growth Shares
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/00
--------------------------------------------------------------------------------

                                                          Six Months
                                                            Ended
                                                           6/30/00       Year Ended
                                                         (unaudited)      12/31/99
CLASS C
Net asset value, beginning of period                      $  19.45       $  19.82
                                                          --------       --------
Increase (decrease) from investment operations:
 Net investment loss                                      $  (0.22)      $  (0.18)
 Net realized and unrealized gain (loss) on investments      (0.11)          1.49
                                                          --------       --------
  Net increase (decrease) from investment operations      $  (0.33)      $   1.31
Distributions to shareholders:
 Net realized gain                                            --            (1.68)
                                                          --------       --------
Net increase (decrease) in net asset value                $  (0.33)      $  (0.37)
                                                          --------       --------
Net asset value, end of period                            $  19.12       $  19.45
                                                          --------       --------
Total return*                                                (1.70)%         6.63%
Ratio of net expenses to average net assets+                  2.10%**        1.77%
Ratio of net investment loss to average net assets+          (1.56)%**      (1.16)%
Portfolio turnover rate                                         51%**          48%
Net assets, end of period (in thousands)                  $176,697       $289,275
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                 2.08%**        1.74%
 Net investment loss                                         (1.54)%**      (1.13)%

                                                         Year Ended   Year Ended  1/31/96 to
                                                          12/31/98    12/31/97(a)  12/31/96
CLASS C
Net asset value, beginning of period                      $  16.08     $ 11.55     $10.10
                                                          --------     -------     ------
Increase (decrease) from investment operations:
 Net investment loss                                      $  (0.08)    $ (0.14)    $(0.05)
 Net realized and unrealized gain (loss) on investments       5.20        5.16       2.57
                                                          --------     -------     ------
  Net increase (decrease) from investment operations      $   5.12     $  5.02     $ 2.52
Distributions to shareholders:
 Net realized gain                                           (1.38)      (0.49)     (1.07)
                                                          --------     -------     ------
Net increase (decrease) in net asset value                $   3.74     $  4.53     $ 1.45
                                                          --------     -------     ------
Net asset value, end of period                            $  19.82     $ 16.08     $11.55
                                                          --------     -------     ------
Total return*                                                32.55%      43.44%     25.61%
Ratio of net expenses to average net assets+                  1.71%       1.69%      1.89%**
Ratio of net investment loss to average net assets+          (0.92)%     (0.93)%    (1.01)%**
Portfolio turnover rate                                         30%         28%        96%
Net assets, end of period (in thousands)                  $184,909     $34,300     $1,354
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                 1.67%       1.63%      1.87%**
 Net investment loss                                         (0.88)%     (0.87)%    (0.99)%**

(a)The per share data presented above is based upon the average shares outstanding for the period presented.

  *Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

 **Annualized.

  +Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    19

Pioneer Growth Shares
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/00
--------------------------------------------------------------------------------

                                                    Six Months
                                                      Ended
                                                     6/30/00    Year Ended  4/30/98 to
CLASS Y                                            (unaudited)  12/31/99(a)  12/31/98
Net asset value, beginning of period                  $20.37       $20.41     $19.73
                                                      ------       ------     ------
Increase (decrease) from investment operations:
 Net investment income (loss)                         $(0.03)      $ 0.01     $ 0.03
 Net realized and unrealized gain (loss) on
   investments                                         (0.02)        1.63       2.03
                                                      ------       ------     ------
  Net increase (decrease) from investment
    operations                                        $(0.05)      $ 1.64     $ 2.06
Distributions to shareholders:
 Net realized gain                                      --          (1.68)     (1.38)
                                                      ------       ------     ------
Net increase (decrease) in net asset value            $(0.05)      $(0.04)    $ 0.68
                                                      ------       ------     ------
Net asset value, end of period                        $20.32       $20.37     $20.41
                                                      ------       ------     ------
Total return*                                          (0.25)%       8.08%     11.02%
Ratio of net expenses to average net assets+            0.66%**      0.61%      0.51%**
Ratio of net investment income (loss) to average
  net assets+                                          (0.13)%**     0.02%      0.29%**
Portfolio turnover rate                                   51%**        48%        30%
Net assets, end of period (in thousands)              $7,062       $6,431     $5,287
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                           0.65%**      0.58%      0.51%**
 Net investment income (loss)                          (0.12)%**     0.05%      0.29%**

(a)The per share data presented above is based upon the average shares outstanding for the period presented.

  *Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at each end of each period.

 **Annualized.

  +Ratios assuming no reduction for fees paid indirectly.

20    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/00 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Growth Shares (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek appreciation of capital.

The Fund offers four classes of shares--Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

Pioneer Growth Shares
--------------------------------------------------------------------------------

   Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized gain from investments is $30,336 of class action settlements received by the Fund during the six months ended June 30, 2000.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI), earned $126,167 in underwriting commissions on the sale of fund shares during the six months ended June 30, 2000.

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

Pioneer Growth Shares
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/00 (unaudited)                       (cont'd)
--------------------------------------------------------------------------------

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; and 0.625% of the excess over $1 billion. Prior to October 1, 1999, management fees were calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million. Effective October 1, 2000, the basic fee will be subject to a performance adjustment up to a maximum of +/- 0.10% based on the Fund's investment performance as compared with the Russell 1000[RegTM] Index.

In addition, under the management and administrative agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At June 30, 2000, $1,436,311 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $596,171 in transfer agent fees payable to PSC at June 30, 2000.

4. Distribution Plans

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $1,104,389 in distribution fees payable to PFD at June 30, 2000.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares

Pioneer Growth Shares
--------------------------------------------------------------------------------

that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2000, CDSCs in the amount of $4,674,479 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 2000, the Fund's expenses were reduced by $324,688 under such arrangements.

6. Line of Credit Facility

The Fund, along with certain others in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended June 30, 2000, the Fund had no borrowings under this agreement.

7. Affiliated Companies

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of June 30, 2000:

--------------------------------------------------------------------------------
                                                      Dividend
                                 Purchases   Sales     Income        Value
--------------------------------------------------------------------------------
  Minerals Technologies, Inc.       $ -       $ -     $102,200    $94,024,000
--------------------------------------------------------------------------------

Pioneer Growth Shares
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Officers                          Trustees

John F. Cogan, Jr.                John F. Cogan, Jr., Chairman and
Mary K. Bush                       President
Richard H. Egdahl, M.D.           David D. Tripple, Executive Vice President
Margaret B.W. Graham              Jeffrey B. Poppenhagen, Vice President
Marguerite A. Piret               Eric W. Reckard, Treasurer
David D. Tripple                  Joseph P. Barri, Secretary
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, then select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund, and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You can also authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 70 1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees)--IRA Plan

Businesses with 100 or fewer eligible employees can establish the plan; it resembles the traditional 401(k), but has no administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[PIONEER
LOGO]    Pioneer Investment Management, Inc.
         60 State Street                8742-00-0800
         Boston, Massachusetts 02109    (C) Pioneer Funds Distributor, Inc.
         www.pioneerfunds.com           (Recycle Logo) Printed on Recycled Paper